UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 10, 2024

SAVARA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Langhorne Newtown Road, Suite 300
Langhorne, PA 19047
(Address of principal executive offices, including zip code)

(512) 614-1848

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SVRA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 8.01 is incorporated by reference into this Item 1.01 to the extent applicable.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2024, Dr. Ricky Sun notified the Board of Directors (the “Board”) of Savara Inc. (the “Company”) of his intention not to stand for reelection to the Board following the expiration of his current term at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Dr. Sun will continue to serve as a director and a member of the Nominating and Governance Committee of the Board until the Annual Meeting. Dr. Sun’s decision not to stand for reelection was not the result of any dispute or disagreement with the Company on any matter relating to its operations, policies, or practices.

Item 8.01. Other Events.

The Company is a party to that certain Securities Purchase Agreement dated December 20, 2019 among the Company and certain accredited and institutional investors (the “Purchase Agreement”). The Purchase Agreement provides that for as long as investors affiliated with Bain Capital Life Sciences Investors, LLC (“Bain Capital Life Sciences”) hold a number of shares equal to the greater of (i) 50% of the number of shares of common stock of the Company (including shares of common stock issued or issuable upon exercise of warrants) purchased pursuant to and on the date of the Purchase Agreement, and (ii) 5% of the Company’s outstanding shares of common stock, the Company will nominate and use its commercially reasonable efforts to have an individual designated by Bain Capital Life Sciences elected to its Board of Directors (the “Designation Right”). On April 10, 2024, Bain Capital Life Sciences notified the Company it was permanently waiving the Designation Right.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2024		SAVARA INC. a Delaware corporation

	By:	/s/ Matthew Pauls
Matthew Pauls Chief Executive Officer